UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
_____________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 18, 2025
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Veeva Systems Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-36121	20-8235463
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4280 Hacienda Drive
Pleasanton, California 94588
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (925) 452-6500
Not Applicable
(Former name or former address, if changed since last report)
_____________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.00001 per share	VEEV	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.

On June 18, 2025 at its Annual Meeting, Veeva’s shareholders voted on two proposals, each of which is described in more detail in the 2025 Proxy Statement.

Only shareholders of record as of the close of business on April 21, 2025 (the “Record Date”) were entitled to vote at the Annual Meeting. As of the Record Date, 162,954,468 shares of Veeva’s Class A common stock (“Common Stock”) were outstanding and entitled to vote at the Annual Meeting. In deciding all matters at the Annual Meeting, each holder of Common Stock was entitled to one vote for each share of Common Stock held as of the close of business on the Record Date.

The matters voted on at the Annual Meeting and the voting results with respect to each such matter are set forth below.

Proposal 1: Each of the director nominees named below were elected to serve as directors until the 2026 annual meeting of shareholders or until his or her successor is duly elected and qualified. The vote for each director nominee is set forth in the table below:

NAME	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Tim Cabral	135,216,560	1,665,342	70,354	11,827,759
Mark Carges	110,197,208	26,613,984	141,064	11,827,759
Peter P. Gassner	135,505,045	1,377,778	69,433	11,827,759
Mary Lynne Hedley	124,990,905	10,724,392	1,236,959	11,827,759
Priscilla Hung	130,837,297	5,999,553	115,406	11,827,759
Marshall Mohr	134,335,756	2,492,574	123,926	11,827,759
Gordon Ritter	85,524,236	51,334,602	93,418	11,827,759
Paul Sekhri	128,701,207	7,895,572	355,477	11,827,759
Matthew J. Wallach	82,017,483	54,791,620	143,153	11,827,759

Proposal 2: The appointment of KPMG LLP as Veeva’s independent registered public accounting firm for the fiscal year ending January 31, 2026 was ratified by the shareholders based on the following results of voting:

FOR	AGAINST	ABSTAIN
146,381,498	2,306,137	92,380
Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Veeva Systems Inc.

	By:	/s/ Josh Faddis
Josh Faddis
Senior Vice President, General Counsel

Dated: June 23, 2025